SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15 (d)
                          of The Securities Act of 1934

         Date of Report (Date of earliest event reported) July 15, 1996
                                (July 15, 1996).




                            ADVANCED FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                                                         84-1069415
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

5425 Martindale, Shawnee, Kansas                                   66218
- --------------------------------                                   -----
(Address of Principal Executive Offices)                         (Zip Code)




       Registrant's telephone number, including area code: (913) 441-2466

     Item 4. Changes in Registrant's Certifying Accountant


     (a)(l)(i) On July 15, 1996, the Registrant and its certifying accountant, KPMG Peat Marwick LLP, mutually agreed to terminate their accountant-client relationship. Pursuant to such mutual decision, KPMG Peat Marwick LLP resigned as certifying accountant on July 15,1996.

     ii For the Registrant's most recent year end financial statements, for the years ended March 31, 1996 and 1995, KPMG Peat Marwick LLP rendered an audit opinion letter modified as to an uncertainty as follows:

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2 to the consolidated financial statements, the Company has incurred net losses of $3,184,577 and $3,963,497 during the years ended March 31, 1996 and 1995. These losses, along with other matters as set forth in note 2, raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     iii Since KPMG Peat Marwick LLP resigned, there was no such decision made by Registrant to change accountants.

     At the time KPMG Peat Marwick LLP resigned, there were no disagreements between Registrant and KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which disagreements if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     2. No new accountant has been engaged by the Registrant as of the date of this report.


     Item 7. Financial Statements and Exhibits

     a. Financial Statements

        none

     b. Proforma Financial Statements

        none

     c. Exhibits

        16.1 Letter on Changes in Certifying Accountant

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               ADVANCED FINANCIAL, INC.
                                               (Registrant)


                                                /s/ Norman L. Peterson
                                                ----------------------
                                                  Norman L. Peterson
                                                      President

July 19, 1996



Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

We were previously principal accountants for Advanced Financial, Inc. and under the date of June 30, 1996, we reported on the consolidated financial statements of Advanced Financial, Inc. and subsidiaries as of and for the years ended March 31, 1996 and 1995. On July 15, 1996, we resigned. We have read Advanced Financial, Inc.'s statements included under Item 4 of its Form 8-K dated July 15, 1996, and we agree with such statements.



/s/ KPMG Peat Marwick LLP
- -------------------------
   KPMG Peat Marwick LLP